                                                                   Exhibit 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: January 2004

CURRENT BILLING MONTH 1/7/2004 - 2/3/2004                             COLLECTION CURVE 100%
  STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                            $148,274,205
Residential SECURITIZATION CHARGE (SC) Billed                       $  1,466,846       0.989%

Commercial Total Billed                                             $ 82,613,454
Commercial SECURITIZATION CHARGE (SC) Billed                        $  1,336,170       1.617%

Industrial Total Billed                                             $ 47,103,935
Industrial SECURITIZATION CHARGE (SC) Billed                        $  1,312,848       2.787%

  YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
  Non-Residential Customer Net Write-offs                                  0.090%
  Residential Customer Net Write-offs                                      0.620%
  Total Net Write-offs                                                     0.330%

  AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                      $  1,357,760
Commercial Class SC Collected                                       $  1,238,488
Industrial Class SC Collected                                       $  1,290,396

Total SC Collected                                                  $  3,886,644

  Aggregate SC Remittances for January 2004 BILLING MONTH           $  3,886,644
  Aggregate SC Remittances for February 2004 BILLING MONTH          $          0
  Aggregate SC Remittances for March 2004 BILLING MONTH             $          0
  TOTAL CURRENT SC REMITTANCES                                      $  3,886,644

CURRENT BILLING MONTH 1/7/2004 - 2/3/2004                             COLLECTION CURVE 100%
  CALCULATED SC COLLECTED AMOUNT
  RESIDENTIAL
  A-1 Residential SC Collected                                      $  1,293,364
  A-3 Residential T.O.D. SC Collected                               $      5,570
  A-4 Alternate Residence SC Collected                              $     30,039
  A-5 Residential Farm/Life Support SC Collected                    $     28,787

  TOTAL RESIDENTIAL SC COLLECTED                                    $  1,357,760

  COMMERCIAL
  B-1 General Primary (041) SC Collected                            $     23,456
  B-General Secondary (010) SC Collected                            $    226,088
  C- General Secondary (011) SC Collected                           $    442,991
  D-General Primary (018) SC Collected                              $    274,123
  F-Primary High Load Factor (032) SC Collected                     $     42,787
  GH-General Service Heating (013) SC Collected                     $      5,781
  H- Water Heating Service (014) SC Collected                       $        639
  L-1 General Energy-Only Street Lighting SC Collected              $      3,149
  L-2 General Service (Cust Owned) St Light SC Collected            $      3,234
  L-3 General Service (Co Owned) St Light SC Collected              $     16,786
  L-4 General Service Outdoor Lighting Commercial SC Collected      $      2,203
  PS-1 General Secondary Public Pumping SC Collected                $      6,971
  PS-2 General Primary Public Pumping SC Collected                  $      7,354
  PS-3 General Optional Primary Public Pumping SC Collected         $     47,693
  R-1 General Secondary Resale SC Collected                         $          2
  R-2 General Secondary Resale SC Collected                         $      1,018
  R-3 General Primary Resale SC Collected                           $     25,421
  ROA-P Retail Open Access Primary (110) SC Collected               $     77,784
  ROA-S Retail Open Access Secondary Com SC Collected               $     15,406
  SC - Special Contract Commercial SC Collected                     $      1,949
  SPEC Grand Rapids Special Contract SC Collected                   $      3,145
  UR-General Unmetered SC Collected                                 $     10,508

  TOTAL COMMERCIAL SC COLLECTED                                     $  1,238,488

  INDUSTRIAL
  B-1 General Primary (042) SC Collected                            $     16,055
  B-General Secondary (020) SC Collected                            $     30,528
  C- General Secondary (021) SC Collected                           $     65,399
  CG-Cogeneration/Small Power Production Purchase SC Collected      $        352
  D-General Primary (028) SC Collected                              $    486,245
  F-Primary High Load Factor (033) SC Collected                     $     80,308
  GH-General Service Heating (023) SC Collected                     $         71
  GMD General Motors SC Collected                                   $     55,274
  GMF General Motors SC Collected                                   $    104,733
  GMF-1 General Motors SC Collected                                 $     12,870
  GMJ-1 General Motors SC Collected                                 $      6,845

CURRENT BILLING MONTH 1/7/2004 - 2/3/2004                             COLLECTION CURVE 100%
  H- Water Heating Service (024) SC Collected                       $          0
  I-General Primary Interruptible (034) SC Collected                $      3,360
  J-1General Alternative Electric Metal Melting SC Collected        $     22,254
  J-General Primary Electric Furnace (037) SC Collected             $      5,305
  L-4 General Service Outdoor Lighting Industrial SC Collected      $        124
  R-3 General Primary Resale (027) SC Collected                     $        109
  ROA-P Retail Open Access Primary (111) SC Collected               $    311,555
  ROA-S Retail Open Access Secondary Ind SC Collected               $      1,965
  SC - Special Contract Industrial SC Collected                     $     87,044

  TOTAL INDUSTRIAL SC COLLECTED                                     $  1,290,396

  TOTAL SC COLLECTED                                                $  3,886,644

Executed as of this 18th day of February 2004.


                                     CONSUMERS ENERGY COMPANY
                                     AS SERVICER

                                     /s/ Glenn P. Barba
                                     -------------------------------------
                                     Glenn P. Barba, Vice President, Controller
                                       and Chief Accounting Officer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi  49201


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